August 2012 Exhibit 99.1

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, debt repayment, share repurchases, construction costs and capital expenditures, investment opportunities, rate base, future electric sales and the capital structure. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, including, without limitation, rate recovery of any costs above the PSCW approved amount for the Oak Creek expansion; PSCW approval of utility construction projects, including infrastructure upgrades; and continued growth in earnings from ATC, factors that could cause Wisconsin Energy's actual results to differ materially from those contemplated in any forward-looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions; business, competitive and regulatory conditions in the deregulating and consolidating energy industry, in general, and, in particular, in the company’s service territories; timing, resolution and impact of pending and future rate cases and other regulatory decisions; availability of the company’s generating facilities; unanticipated changes in purchased power costs; unanticipated changes in coal or natural gas prices and supply and transportation availability; key personnel changes; the ability to recover fuel and purchased power costs; varying weather conditions; catastrophic weather-related or terrorism-related damage; cyber-security threats; construction risks, including those associated with the construction of new environmental controls and renewable generation; adverse interpretation or enforcement of permit conditions by permitting agencies; equity and bond market fluctuations; the investment performance of the company’s pension and other post-retirement benefit plans; the impact of recent and future federal, state and local legislative and regulatory changes; current and future litigation, regulatory investigations, proceedings or inquiries, including FERC matters and IRS audits and other tax matters; the effect of accounting pronouncements issued periodically by standard setting bodies, including any requirement for U.S. registrants to follow International Financial Reporting Standards instead of GAAP; foreign governmental, economic, political and currency risks; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in Wisconsin Energy's Form 10-K for the year ended December 31, 2011 and in subsequent reports filed with the Securities and Exchange Commission. Wisconsin Energy expressly disclaims any obligation to publicly update or revise any forward-looking information.

3  Largest electric and gas company in Wisconsin  1.1 million electric customers  1.0 million natural gas customers Retail Electric and Gas Utilities

4 Investment Thesis Solid Growth with a Low Risk Profile Wisconsin Energy is positioned to deliver strong earnings and dividend growth with a lower than average risk profile  Targeted EPS growth of 4 - 6%  Double digit dividend growth - moving to a 60% dividend payout ratio in 2014  Proven management team that has delivered strong financial results and operational excellence  Constructive regulatory climate

5 A Track Record of Performance Consistent Earnings and Dividends Growth  Wisconsin Energy is the only company in the indices below that has grown earnings per share and dividends per share every year since 2003  S&P Utilities Index  S&P Electric Index  Philadelphia Utility Index  Dow Jones Utilities Average *Sources: Bloomberg Financial News Service Barclays Capital

6 Earnings Base for 2011 – 2013 Major Segment Contributions 2011A 2012E 2013E Electric and Gas Utilities $1.44 $1.50 to $1.54 $6.8 billion rate base Power the Future (1) $0.66 $0.67 $0.68 Wholesale Electric Transmission (2) $0.16 $0.17 $0.18 Unallocated holding company debt (3) ($0.08) ($0.06) ($0.05) $2.18 $2.28 to $2.32 (1)Includes allocation of approximately $375 million of 6.25% rate holding company debt (2)26.2% investment in ATC (3) Includes unallocated holding company debt and other miscellaneous corporate costs

7 Forecast of Electric Sales 2012 vs. 2011 Actual and Normalized 2012 Forecast vs. 2011 Actual 2012 Forecast vs. 2011 Normalized Residential -1.1% 0.0% Small C&I 0.9% 0.6% Large C&I (ex. Mines) -2.3% -2.4% Total Large C&I -7.1% -7.2% Total Retail -0.8% -2.4%

8 Dividend Growth Accelerating Dividend Payout  The directors raised the quarterly dividend in January to 30 cents a share – equivalent to an annual rate of $1.20 a share  15.4 percent increase over the 2011 amount  Our policy is to move to a dividend payout ratio that is competitive with our peers  Trending to a 60 percent payout ratio in 2014  This policy should support average annual dividend increases of more than 10 percent from 2012 to 2014

9 Share Repurchases $100 Million Repurchased thru June 2012  To maintain appropriate financial strength and provide value to our investors, we are implementing a share repurchase plan  Buy back up to $300 million of Wisconsin Energy common stock through open market purchases or privately negotiated transactions through the end of 2013  Through June 2012 repurchased approximately 3.2 million shares at an average price of $30.79 a share  The final size of the program will be based on actual capital spending  We do not expect to issue any additional shares

10 Retail Electric and Gas Utilities Expected Levels of Investment and Depreciation $401 $473 $611 $586 $260 $161 $24 $131 $71 $43 $39 $260 $305 $330 $355 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 2011A 2012E 2013E 2014E M ill io ns o f D ol la rs Base Renewable Environmental Depreciation $792 $705 $678 $625

11  Rebuild 2,500 miles of electric distribution lines that are more than 50 years old  Strengthen our electric distribution network by replacing:  28,000 power poles  28,000 transformers  Hundreds of substation components  Strengthen our gas distribution system by replacing:  1,250 miles of fiberglass, plastic and steel gas mains  83,000 individual gas distribution lines  233,000 meter sets Base Utility Investment Expected Investment from 2012 through 2016

12 Wisconsin Jurisdiction Rate Case Activity  Filed rate case on March 23, 2012, for a net customer bill increase of 3.6% in 2013 and an additional bill increase of 3.6% in 2014 -- after applying expected proceeds from a renewable energy tax grant  Non-fuel rate increase prior to credits: 6.2% or $173 million in 2013 and 1.3% or $37 million in 2014  Key driver is recovery of costs for previously approved projects:  Air quality controls at the original Oak Creek units  Glacier Hills Wind Park  Biomass plant  Final Oak Creek Expansion costs  Also filed our 2013 fuel cost plan

13 Wisconsin Jurisdiction Rate Case Activity  Rate Case schedule has been set as follows: Audit Complete 6/29 Direct Testimony 9/07 Rebuttal Testimony 9/20 Hearing 9/26 – 9/27 Reply Brief 10/29 Briefing Memo Issued 10/30  At the pre-hearing conference, PSCW staff stated that it does not intend to pursue capital structure or return on equity as issues in this proceeding  None of the interveners at the conference objected to staff’s position on capital structure or return on equity

14 Michigan Jurisdiction Rate Case Activity  Final order issued on June 26, 2012  Rates were effective on June 27, 2012  Commission approved a base rate increase of $9.2 million  Return on equity of 10.1%  Renewables also recovered through Act 295 surcharge and fuel recovery clause  The rate increase allows for cost recovery of:  Air quality controls at the original Oak Creek units  Glacier Hills Wind Park  Oak Creek Expansion costs

15 Retail Electric and Gas Utilities Wolverine Joint Venture  We’re exploring a joint venture with Wolverine Power Cooperative at the Presque Isle Power Plant  Wolverine would fund the cost of environmental upgrades and become a part owner of the plant  Wisconsin Electric would continue to operate the plant  Expect a final decision later this year  Regulatory approvals would be required  The joint venture would reduce our ownership in the plant, but would not reduce rate base  Our 2012–2016 capital budget would not be materially affected

16 Renewable Energy Summary of New Investments  Montfort Wind Energy Center  30 MW  Executed a purchase agreement with FPL Energy American Wind, LLC a subsidiary of NextEra Energy, Inc.  Projected purchase price of $27 million  Expect Wisconsin Commission approval and financial closing of the sale in December 2012  Biomass Plant  50MW  Projected investment of $245-$255 million  Approved by Wisconsin commission and Domtar Inc.  Targeting completion by the end of 2013  Wisconsin Electric has executed renewable energy transactions and we expect to be in compliance with the Wisconsin renewable portfolio standard through 2018

17 Power the Future Investments A Key Investment in the Energy Future of Wisconsin Natural Gas Coal Capacity 1,090 MW 1,030 MW 1 Investment $664 million $2.0 billion ROE 12.7% 12.7% Equity 53% 55% Initial Lease Term 25 Years 30 Years In-service Dates Unit 1 – July 16, 2005 Unit 2 – May 23, 2008 Unit 1 – February 2, 2010 Unit 2 – January 12, 2011 2012 Estimated Net Income $37 million 2 $118 million 2 1All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 2Includes allocation of holding company debt.

18 Power the Future Oak Creek Expansion – Accelerated Depreciation  In December 2011, the Internal Revenue Service confirmed that accelerated depreciation can be applied to our expansion units at the Oak Creek site  We expect to see a $285 million cash timing benefit by the end of 2014  In total, we expect approximately $600M of free cash flow after capex and dividends over the five-year period 2012-2016  Cash from accelerated depreciation will be used to:  Support a higher level of investment in our core business  Reduce debt levels at the holding company  Fund our revised dividend policy  Deferred tax impact will not affect our rate base

19 Wholesale Electric Transmission ATC Expected Growth Key Assumptions  ATC rate base at year end 2012 is projected to be about $2.7 billion  ATC projects a need for $3.8-$4.4 billion of transmission improvements in its footprint from 2011 to 2020  Implies average $38 million effective annual rate base growth for WEC from 2012 to 2014  Excludes potential transmission projects outside ATC’s traditional footprint Projected Capital Expenditures (Millions of Dollars)

20 Potential Investment Opportunities Multiple Options Being Evaluated  Additional investment in fuel blending at new Oak Creek coal units  Additional investment in aging gas and electric distribution infrastructure  Further investment in aging generation facilities such as hydro rebuilds  Investment required to meet future EPA rules  Divestiture of energy assets by the State of Wisconsin

21 Key Takeaways on Wisconsin Energy Solid Growth with a Low Risk Profile  Power the Future program now complete  Highly visible earnings and strong cash flow  Well managed utility franchises with rate base growth  Investment in American Transmission Company provides an additional regulated growth opportunity  Positioned to deliver among the best risk-adjusted returns in the industry  Positive free cash flow  Best in class dividend growth story

Appendix

23 Overview of Wisconsin Energy Estimated Rate Base and Power the Future Investment at 12/31/12  Retail Electric and Gas Utilities  Wisconsin, Michigan, and FERC jurisdictions  48.5% to 53.5% equity for Wisconsin Electric  10.4% allowed ROE  45% to 50% equity for Wisconsin Gas  10.5% allowed ROE  Power the Future  53% to 55% equity levels in lease agreements  12.7% ROE fixed in lease agreements  Wholesale Electric Transmission  FERC jurisdictional  50% equity level for rates  12.2% ROE with true-up $2.7 $5.7 Note: Value for retail electric and gas utilities represents rate base. Power the Future value is book value of investment. Wholesale electric transmission is 26.2% of ATC’s rate base. $10.0 Billion

24 Retail Electric and Gas Utilities Projected Rate Base *All other is comprised of customer advances, def. taxes, inventory and implied working capital.

25 Retail Electric and Gas Utilities Expected Levels of Investment

26 Wholesale Electric Transmission DATC  Non-exclusive joint venture between Duke Energy and ATC (DATC) announced in April 2011  Adds potential investment opportunities outside ATC’s current footprint  Ownership is split 50/50 between Duke and ATC  DATC has proposed transmission projects to MISO’s Midwest Transmission Expansion Plan  Seven new transmission lines, located in five Midwestern states  Total cost of approximately $4 billion  Phased in over the next 10 years  FERC has approved an ROE at the MISO rate of 12.38%  Projects are subject to MISO and regulatory approval  Potential impact on WEC  No significant capital deployment expected until 2015  Earnings impact anticipated in 2015 and beyond

27 Regulatory Environment Wisconsin Commissioners Name Party Began Serving Term Ends Phil Montgomery Chairman R 03/2011 03/2017 Eric Callisto D 05/2008 03/2015 Ellen Nowak R 07/2011 03/2013  Wisconsin Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  Terms  6 year—staggered terms  Michigan Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  Terms  6 year—staggered terms Michigan Commissioners Name Party Began Serving Term Ends John D. Quackenbush Chairman R 10/2011 07/2017 Greg R. White I 12/2009 07/2015 Orjiakor Isiogu D 8/2007 07/2013

28 Wisconsin Energy Electric Retail Customer Base C&I Sector Small & Large % of 2011 Electric C&I Sales Office 12.2% Mining 11.9% Retail 6.1% Primary Metals 5.9% Health Care 5.5% Paper & Products 5.5% Food 4.7% Education 4.7%

29 Financing Policy  Capital Structure Goals  Maintain our current credit ratings  Debt/Capital Ratio as of 12/31/2011  Actual ratio was 57.1%  Adjusted ratio was 54.4%  Adjusted assumes half of $500 million of hybrid securities are treated as common equity  S&P re-affirmed prior year ratings and put WEC, WE, and WG on positive outlook  Potential for a one-notch upgrade in the next 12-18 months  WEC, WE, and WG currently rated A-